UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 27, 2025

THE REAL GOOD FOOD COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41025	87-1280343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Executive Campus, Suite 155

Cherry Hill, NJ 08002

(Address of Principal Executive Offices; Zip Code)

(856) 644-5624

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A common stock $0.0001 par value per share	RGF	Nasdaq Global Market(1)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

(1)

On January 3, 2025, The Real Good Food Company, Inc. received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel has determined to delist the common stock of the Company from Nasdaq. Trading in the Company’s common stock, par value $0.0001 per share, was suspended effective January 6, 2025.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 30, 2025, The Real Good Company, Inc. (the “Company”) delivered formal notice to The Nasdaq Stock Market LLC of its intention to voluntarily delist its Class A common stock, par value $0.0001 per share (the “Common Stock”), from the Nasdaq Global Market (“Nasdaq”), and deregister the Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This notice followed the decision of the Company’s board of directors, which approved delisting and deregistration on January 27, 2025. The Company intends to file a Notification of Removal from Listing and/or Registration on Form 25 with the Securities and Exchange Commission (the “SEC”) on or about February 10, 2025 to effect the voluntary withdrawal of the listing of its securities from Nasdaq. Following the effectiveness of the Form 25 ten days later, the Company intends to file with the SEC a Form 15 to deregister the Company’s securities with the SEC, at which time the Company’s obligation to file periodic reports with the SEC (including Forms 10-K, 10-Q, and 8-K) will immediately cease.

Item 8.01.	Other Events.

On January 30, 2025, the Company issued a press release announcing its intention to voluntarily delist and deregister its Common Stock. The foregoing description of the press release is qualified in its entirety by the full text of the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated January 30, 2025.

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REAL GOOD FOOD COMPANY, INC.

Date: January 30, 2025	By:	/s/ Tim Zimmer
Tim Zimmer
Chief Executive Officer